Exhibit 10.2

NEITHER THIS WARRANT, THE SERIES D PREFERRED STOCK ISSUABLE UPON THE EXERCISE HEREOF, NOR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES D PREFERRED STOCK, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.

No-	Void after , 2016

WARRANT TO PURCHASE SHARES

OF

SERIES D PREFERRED STOCK

OF

INSERT THERAPEUTICS, INC.,

A Delaware corporation

This certifies that, for value received, the Holder identified as such on the signature page hereof (together with its successors and assigns) is entitled to subscribe for and purchase, on the terms hereof, shares of Series D Preferred Stock, $0.0001 par value (the “Series D Preferred Stock”) of Insert Therapeutics, Inc., a Delaware corporation (the “Company”), subject to adjustment as provided herein.

This Warrant is subject to the following terms and conditions:

1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the shares of Series D Preferred Stock subject hereto may be purchased, are as follows:

1.1 Term. Subject to the terms hereof, this Warrant may be exercised at any time after the date hereof, or from time to time, in whole or in part; provided, however, that in no event may this Warrant be exercised later than 5:00 p.m. (Pacific Time) on [            , 2008], on which date this Warrant will expire (the “Expiration Date”)

1.2 Number of Shares. This Warrant may initially be exercised to purchase up to an aggregate of             shares of Series D Preferred Stock (the “Number of Shares”), subject to adjustment as provided herein.

1.3 Exercise Price. The exercise price per share for all shares of Series D Preferred Stock to be issued upon exercise of this Warrant shall be $1.25 (the “Exercise Price”), subject to adjustment as provided herein.

1.4 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of Subscription Notice attached hereto as Schedule 1, to the Company at its principal offices and (b) the delivery of the exercise price by check or bank draft payable to the Company’s order or by wire transfer to the Company’s account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company’s Board of Directors (the “Board”). Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such later date as may be specified in the executed form of subscription (or as determined pursuant to Section 3), and at such time the person or persons in whose name or names any certificate or certificates for shares of Series D Preferred Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

2. Adjustments.

2.1 Stock Splits and Reverse Splits. If at any time the outstanding shares of Common Stock of the Company (the “Common Stock”) or any series of Preferred Stock of the Company (the “Preferred Stock”) are subdivided into a greater number of shares, then the Exercise Price will be reduced proportionately and the Number of Shares will be increased proportionately. Conversely, if at any time the outstanding shares of Common Stock or any series of Preferred Stock are consolidated into a smaller number of shares, then the Exercise Price will be increased proportionately and the Number of Shares will be reduced proportionately.

2.2 Dividends. In the event the Company declares a dividend upon the Common Stock or upon any series of Preferred Stock, whether in cash, property or securities, at the time of subsequent exercise of this Warrant, the Company shall deliver both (i) the Number of Shares for which exercise is made plus (ii) such cash, property or securities paid as dividends as would have been previously distributed to the Holder if such exercise had been made prior to such earlier exercise. If the Company shall declare a dividend payable in cash on its Common Stock or Preferred Stock and shall at substantially the same time offer to its stockholders a right to purchase new equity or an equity equivalent from the proceeds of such dividend, or for an amount substantially equal to the dividend, the amount of equity so offered shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend.

2.3 Effect of Reorganization. If any (i) reorganization or reclassification of the Common Stock or Preferred Stock, (ii) consolidation or merger of the Company with or into another corporation, (iii) sale of all or substantially all of its operating assets to another corporation, or (iv) sale of the Company substantially as a going concern followed by a liquidation of the Company (any such occurrence, other than a “Change of Control” as defined below, shall be an “Event”), is effected in such a way that holders of Common Stock or Preferred Stock are entitled to receive securities and/or assets as a result of their Common Stock or Preferred Stock ownership, then upon exercise of this Warrant the Holder will have the right to receive the shares of stock, securities or assets which they would have received if such rights had been fully exercised as of the record date for such Event. The Company will not effect any Event unless prior to or simultaneously with its consummation the successor corporation resulting from the consolidation or merger (if other than the Company), or the corporation purchasing the Company’s assets, assumes the performance of the Company’s obligations under this Warrant (as appropriately adjusted to reflect such consolidation, merger or sale such that the Holder’s rights under this Warrant remain, as nearly as practicable, unchanged) by a binding written instrument. In the event of a Change in Control, Section 3 shall control the treatment of this Warrant and this Section 2.3 will not apply.

2.4 Other Securities Adjustments. If as a result of this Section 2, a Holder is entitled to receive any securities other than Series D Preferred Stock upon exercise of this Warrant, the number and purchase price of such securities shall thereafter be adjusted from time to time in the same manner as provided pursuant to this Section 2. The allocation of purchase price between various securities shall be made in writing by the Company’s Board in good faith at the time of the event by which the Holder becomes entitled to receive new securities, and a copy sent to the Holder.

2.5 Notice of Adjustments and Record Dates. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the exercise price hereunder and the number of shares of Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based.

2.6 No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (a) shall at all times reserve and keep available a number of its authorized shares of Series D Preferred Stock, free from all preemptive rights therein, which shall be sufficient to permit the exercise of this Warrant, (b) shall take all such action as may be necessary or appropriate in order that all shares of Series D Preferred Stock as may be issued pursuant to the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, (c) shall at all times reserve and keep available a number of its authorized shares of Common Stock, free from all preemptive rights therein, which shall be sufficient to permit the conversion of the Series D Preferred Stock, and (d) shall take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the conversion of the Series D Preferred Stock shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

3. Change in Control.

(a) If at any time the Company engages in a Change of Control (as defined below), then as a part of such Change of Control, this Warrant shall be deemed automatically exercised immediately prior to such Change of Control and Holder shall be entitled to receive consideration in the Change of Control based upon the number of shares of Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of the Warrant, less the product of (1) the number of shares of Series D Preferred Stock and (2) the Exercise Price.

(i) “Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any specified Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

(ii) “Change of Control” means the occurrence of any of the following: (a) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more related transactions, of all or substantially all of the properties and assets of the Company and its subsidiaries taken as a whole to any “person” (as such term is used in Section 13(d)(3) of the Exchange Act), other than Arrowhead Research Corporation (“Arrowhead”) and its Affiliates, (b) the adoption of a plan relating to the liquidation or dissolution of the Company, (c) the consummation of any transaction or other event (including, without limitation, any merger or consolidation) the result of which is that Arrowhead and its Affiliates own less than 50% of the voting stock of the Company, or (d) the first day on which a majority of the members of the Board are not continuing directors on the Board.

(iii) “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or agency or political subdivision thereof (including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business).

4. Redemption of Warrants. This Warrant is subject to redemption by the Company, in whole but not in part, at a redemption price of $0.0001 per share, at any time after July 1, 2007 and prior to the Expiration Date, on not less than 30 days prior written notice to the Holder. The Holder shall have the right to exercise the Warrant for cash, in whole or in part, before the date specified in the redemption notice. Upon expiration of such period, all rights of the Holder shall terminate, other than the rights to receive the redemption price, without interest, and the right to receive the redemption price shall itself expire on the Expiration Date.

5. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

6. Investment Intent. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of any securities acquired upon exercise hereof, the Holder shall deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the own account of the Holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering or distributing such securities (or any portion thereof).

7. Restrictive Legend. The Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of the Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION OR THE DELIVERY TO THE COMPANY OF A SIGNED OPINION OF COUNSEL FOR HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

8. Restrictions. Upon Transfer and Removal of Legend. The Company need not register a transfer of this Warrant, the Series D Preferred Stock (or any shares of stock or other securities) arising from exercise of this Warrant bearing the restrictive legend set forth in Section 7 hereof, unless the conditions specified in such legend are satisfied; provided however, that such conditions shall be deemed to be satisfied with respect to a transfer without consideration by any holder (i) to an affiliate of such holder, (ii) if such holder is a partnership, to a partner or retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, (iii) if such holder is a corporation, to a shareholder of such corporation, or to any other corporation under common control, direct or indirect, with such holder, (iv) if such holder is a limited liability company, to a member of such limited liability company, or (v) by gift, will or intestate succession of any individual holder to his spouse or siblings, or the lineal descendants or ancestors of such holder or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original Holder hereunder, or if such transfer is exempt from registration under Rule 144 issued under the Act.

9. No Rights or Liability as a Stockholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Series D Preferred Stock, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

10. Miscellaneous.

10.1 Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

10.2 Notices. Any notice required or permitted under this Warrant shall be given in writing to the respective addresses of the Holder and the Company set forth on the signature page hereof, or to such other address as either party shall designate in a written notice given to the other as provided herein.

10.3 Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

10.4 Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), as provided in the Purchase Agreement.

10.5 Assignment and Transferability. Except as provided in Section 8 of this Warrant, this Warrant may be assigned or transferred by the Holder only with the prior written approval of the Company, in its sole and absolute discretion. This Warrant shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

10.6 Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

10.7 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

10.8 Counterparts. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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[Signature Page to Warrant Shares of Series D Preferred Stock]

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be duly executed as of the date hereof.

Dated as of:             , 2006

“Company”

INSERT THERAPEUTICS, INC. 129 N. Hill Ave., Suite 104 Pasadena, CA 91106

By:	/s/ John G. Petrovich
John G. Petrovich, President

“Holder”

ACKNOWLEDGED AND AGREED:

(Signature)

(Print Name)
Address:

SCHEDULE 1

EXERCISE NOTICE

(To be signed only on exercise of Warrant for cash)

To:	INSERT THERAPEUTICS, INC:

The undersigned, the holder of the Warrant attached hereto, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder,             shares of the Series D Preferred Stock of Insert Therapeutics, Inc., a Delaware corporation, and herewith makes payment of $            therefor, and requests that the certificates for such shares be issued in the name of, and delivered to             , whose address is             .

_____________________________________________.

 ______________________________________

 (Signature must conform in all respects to name of

 the Holder as specified on the face of the Warrant)

____________________________________	(Print Name)

____________________________________	(Address)

Dated:

Schedule 1-1